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The following is a presentation for use by Crescent Acquisition Corp and LiveVox Holdings, Inc. in connection with their proposed business combination:

INVESTOR PRESENTATION June 2021 1INVESTOR PRESENTATION June 2021 1

Disclaimer This Investor Presentation (this “Presentation”) has been prepared by LiveVox Holdings, Inc. and its affiliates (collectively, “LiveVox” or “Company”) and Crescent Acquisition Corp (“Crescent”) in connection with a proposed business combination involving Crescent and LiveVox as further described herein (the “Transaction”). This Presentation is for informational purposes only and does not constitute an offer or invitation for the sale or purchase of securities, assets or the business described herein or a commitment to Crescent or LiveVox with respect to any of the foregoing, and this Presentation shall not form the basis of any contract, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The terms we , us' and our in this Presentation refer to LiveVox or Crescent, depending on the context. This Presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements may be made directly in this Presentation. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions are intended to identify forward-looking statements. All forward-looking statements and projections set forth in this Presentation are based upon management estimates and forecasts and reflect the views, assumptions, expectations, and opinions of Crescent or LiveVox, as the case may be, as of the date of this Presentation, and may include, without limitation, changes in general economic conditions, including as a result of the COVID-19 pandemic, all of which are accordingly subject to change. Any such estimates, assumptions, expectations, forecasts, views or opinions set forth in this Presentation constitute Crescent’s or LiveVox’s, as the case may be, judgments and should be regarded as indicative, preliminary and for illustrative purposes only. The forward-looking statements and projections contained in this Presentation are subject to a number of factors, risks and uncertainties, some of which are not currently known to Crescent or LiveVox, that may cause Crescent’s or LiveVox’s actual results, performance or financial condition to be materially different from the expectations of future results, performance of financial condition. Although such forward-looking statements and projections have been made in good faith and are based on assumptions that Crescent or LiveVox, as the case may be, believe to be reasonable, there is no assurance that the expected results will be achieved. Crescent’s and LiveVox’s actual results may differ materially from the results discussed in forward-looking statements. Additional information on factors that may cause actual results and Crescent’s performance to differ materially is included in Crescent’s reports filed with the Securities and Exchange Commission (“SEC”), including but not limited to Crescent’s definitive proxy statement on Schedule 14A relating to the Transaction (the “Proxy”) and Amendment No. 1 to Crescent's annual report on Form 10-K/A for the year ended December 31, 2020. Additional information on factors that may cause actual results and LiveVox’s performance to differ materially is included in the Proxy. Copies of Crescent’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting Crescent. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and neither Crescent nor LiveVox undertake any obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Certain metrics included in this Presentation are presented on a pro forma basis to include results of acquired businesses as if such acquisitions had been completed as of January 1 of the applicable year of the acquisition. In addition, this Presentation includes references to non-GAAP financial measures, including but not limited to Gross Margin and EBITDA, please see appendix for a reconciliation of non-GAAP financial measures. Such non-GAAP measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. Neither Crescent nor LiveVox nor any of their respective directors, officers, employees, advisors, representatives or agents makes any representation or warranty of any kind, express or implied, as to the value that may be realized in connection with the Transaction, the legal, regulatory, tax, financial, accounting or other effects of a Transaction or the accuracy or completeness of the information contained in this Presentation, and none of them shall have any liability based on or arising from, in whole or in part, any information contained in, or omitted from, this Presentation or for any other written or oral communication transmitted to any person or entity in the course of its evaluation of the Transaction. Only those representations and warranties that are expressly made in a definitive written agreement with respect to the Transaction, if executed, and subject to the limitations and restrictions specified therein, shall have any legal effect. This Presentation contains information derived from third party sources, including research, surveys or studies conducted by third parties, information provided by customers and/or industry or general publications. While we believe that such third party information is reliable, we have not independently verified, and make no representation as to the accuracy of, such third party information. This Presentation contains financial forecasts. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. LTV is calculated as subscription gross margin divided by gross churn. CAC is calculated as trailing twelve months S&M expense divided by quarter 0 subscription revenue annualized less quarter 4 subscription revenue annualized. This Presentation contains references to trademarks and service marks belonging to other entities. Solely for convenience, trademarks and trade names referred to in this presentation may appear without the ® or ™ symbols, but such references are not intended to indicate, in any way, that the applicable licensor will not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names. We do not intend our use or display of other companies’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other companies. Important Information about the Transaction and Where to Find It This Presentation may be deemed solicitation material in respect of the Transaction. The Transaction will be submitted to the stockholders of Crescent for their approval. In connection with such stockholder vote, Crescent has filed the Proxy with the SEC and is mailing the Proxy to its stockholders as of the established record date in connection with Crescent’s solicitation of proxies for the special meeting of the stockholders of Crescent to be held to approve the Transaction. This Presentation does not contain all the information that should be considered concerning the proposed Transaction and the other matters to be voted upon at the annual meeting and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Crescent’s stockholders and other interested parties are urged to read the Proxy and any other relevant documents that are filed or furnished or will be filed or will be furnished with the SEC carefully and in their entirety in connection with Crescent’s solicitation of proxies for the annual meeting to be held to approve the Transaction and other related matters, as these materials will contain important information about LiveVox and Crescent and the proposed Transaction. Copies of the Proxy can be obtained, without charge, at the SEC’s website at http://ww.sec.gov, at Crescent’s website at http://www.crescentspac.com or by directing a request to Crescent Acquisition Corp, 11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025. Participants in the Solicitation Crescent and LiveVox, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of Crescent’s stockholders in respect of the Transaction. Information about the directors and executive officers of Crescent and the directors and executive officers of LiveVox and more detailed information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, is set forth in the Proxy. Additional information regarding the identity of all potential participants in the solicitation of proxies to Crescent stockholders in connection with the proposed Transaction and other matters to be voted upon at the special meeting, and their direct and indirect interests, by security holdings or otherwise, is included in the Proxy. Investors may obtain such information by reading the Proxy. 2Disclaimer This Investor Presentation (this “Presentation”) has been prepared by LiveVox Holdings, Inc. and its affiliates (collectively, “LiveVox” or “Company”) and Crescent Acquisition Corp (“Crescent”) in connection with a proposed business combination involving Crescent and LiveVox as further described herein (the “Transaction”). This Presentation is for informational purposes only and does not constitute an offer or invitation for the sale or purchase of securities, assets or the business described herein or a commitment to Crescent or LiveVox with respect to any of the foregoing, and this Presentation shall not form the basis of any contract, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The terms we , us' and our in this Presentation refer to LiveVox or Crescent, depending on the context. This Presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements may be made directly in this Presentation. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions are intended to identify forward-looking statements. All forward-looking statements and projections set forth in this Presentation are based upon management estimates and forecasts and reflect the views, assumptions, expectations, and opinions of Crescent or LiveVox, as the case may be, as of the date of this Presentation, and may include, without limitation, changes in general economic conditions, including as a result of the COVID-19 pandemic, all of which are accordingly subject to change. Any such estimates, assumptions, expectations, forecasts, views or opinions set forth in this Presentation constitute Crescent’s or LiveVox’s, as the case may be, judgments and should be regarded as indicative, preliminary and for illustrative purposes only. The forward-looking statements and projections contained in this Presentation are subject to a number of factors, risks and uncertainties, some of which are not currently known to Crescent or LiveVox, that may cause Crescent’s or LiveVox’s actual results, performance or financial condition to be materially different from the expectations of future results, performance of financial condition. Although such forward-looking statements and projections have been made in good faith and are based on assumptions that Crescent or LiveVox, as the case may be, believe to be reasonable, there is no assurance that the expected results will be achieved. Crescent’s and LiveVox’s actual results may differ materially from the results discussed in forward-looking statements. Additional information on factors that may cause actual results and Crescent’s performance to differ materially is included in Crescent’s reports filed with the Securities and Exchange Commission (“SEC”), including but not limited to Crescent’s definitive proxy statement on Schedule 14A relating to the Transaction (the “Proxy”) and Amendment No. 1 to Crescent's annual report on Form 10-K/A for the year ended December 31, 2020. Additional information on factors that may cause actual results and LiveVox’s performance to differ materially is included in the Proxy. Copies of Crescent’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting Crescent. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and neither Crescent nor LiveVox undertake any obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Certain metrics included in this Presentation are presented on a pro forma basis to include results of acquired businesses as if such acquisitions had been completed as of January 1 of the applicable year of the acquisition. In addition, this Presentation includes references to non-GAAP financial measures, including but not limited to Gross Margin and EBITDA, please see appendix for a reconciliation of non-GAAP financial measures. Such non-GAAP measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. Neither Crescent nor LiveVox nor any of their respective directors, officers, employees, advisors, representatives or agents makes any representation or warranty of any kind, express or implied, as to the value that may be realized in connection with the Transaction, the legal, regulatory, tax, financial, accounting or other effects of a Transaction or the accuracy or completeness of the information contained in this Presentation, and none of them shall have any liability based on or arising from, in whole or in part, any information contained in, or omitted from, this Presentation or for any other written or oral communication transmitted to any person or entity in the course of its evaluation of the Transaction. Only those representations and warranties that are expressly made in a definitive written agreement with respect to the Transaction, if executed, and subject to the limitations and restrictions specified therein, shall have any legal effect. This Presentation contains information derived from third party sources, including research, surveys or studies conducted by third parties, information provided by customers and/or industry or general publications. While we believe that such third party information is reliable, we have not independently verified, and make no representation as to the accuracy of, such third party information. This Presentation contains financial forecasts. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. LTV is calculated as subscription gross margin divided by gross churn. CAC is calculated as trailing twelve months S&M expense divided by quarter 0 subscription revenue annualized less quarter 4 subscription revenue annualized. This Presentation contains references to trademarks and service marks belonging to other entities. Solely for convenience, trademarks and trade names referred to in this presentation may appear without the ® or ™ symbols, but such references are not intended to indicate, in any way, that the applicable licensor will not assert, to the fullest extent under applicable law, its rights to these trademarks and trade names. We do not intend our use or display of other companies’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other companies. Important Information about the Transaction and Where to Find It This Presentation may be deemed solicitation material in respect of the Transaction. The Transaction will be submitted to the stockholders of Crescent for their approval. In connection with such stockholder vote, Crescent has filed the Proxy with the SEC and is mailing the Proxy to its stockholders as of the established record date in connection with Crescent’s solicitation of proxies for the special meeting of the stockholders of Crescent to be held to approve the Transaction. This Presentation does not contain all the information that should be considered concerning the proposed Transaction and the other matters to be voted upon at the annual meeting and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Crescent’s stockholders and other interested parties are urged to read the Proxy and any other relevant documents that are filed or furnished or will be filed or will be furnished with the SEC carefully and in their entirety in connection with Crescent’s solicitation of proxies for the annual meeting to be held to approve the Transaction and other related matters, as these materials will contain important information about LiveVox and Crescent and the proposed Transaction. Copies of the Proxy can be obtained, without charge, at the SEC’s website at http://ww.sec.gov, at Crescent’s website at http://www.crescentspac.com or by directing a request to Crescent Acquisition Corp, 11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025. Participants in the Solicitation Crescent and LiveVox, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of Crescent’s stockholders in respect of the Transaction. Information about the directors and executive officers of Crescent and the directors and executive officers of LiveVox and more detailed information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, is set forth in the Proxy. Additional information regarding the identity of all potential participants in the solicitation of proxies to Crescent stockholders in connection with the proposed Transaction and other matters to be voted upon at the special meeting, and their direct and indirect interests, by security holdings or otherwise, is included in the Proxy. Investors may obtain such information by reading the Proxy. 2

Transaction Overview

Pro Forma Valuation | ($ in millions)

Illustrative Share Price	$ 10.00
(x) Pro Forma Shares Outstanding	89.6
Pro Forma Equity Value	$ 896
Less Pro Forma Net Cash	$ (56)
Pro Forma Enterprise Value	$ 840

Valuation Multiples	EV / 2021E Revenue: 6.5x EV / 2022E Revenue: 5.2x

- **Enterprise value of $840 million**
- Existing shareholders of LiveVox expected to continue to own **59% of LiveVox**

Shareholder Vote Scheduled for June 16

Cash Sources & Uses | ($ in millions)

Cash from Trust	$ 250
Forward Purchase Agreement ("FPA")	25
PIPE	75
Total Cash Sources	$ 350
Cash to Balance Sheet	$ 100
Cash to Existing Shareholders	220
Illustrative Transaction Fees	30
Total Cash Uses	$ 350

Pro Forma Ownership



FPA 3%
PIPE 8%
SPAC Shareholders 30%
Existing Shareholders 59%

Note: Excludes impact of (i) 13.3 million warrants from Crescent's public offering and FPA, and (ii) earnout shares. All private placement warrants (7.0 million) forfeited for no consideration. All warrants are struck at $11.50 per share. Sponsor to continue to hold 25% of sponsor shares, with 75% subject to earnout. Sponsor shares included as part of SPAC shareholders. Existing LiveVox shareholders to receive 5.0 million incremental shares subject to earnout. All earnout shares vested ratably at $12.50, $15.00 and $17.50 per share. Pro forma net cash as of 12/31/20. Pro forma ownership assumes no redemptions by Crescent's existing shareholders, however, there can be no assurance regarding how many redemptions will actually occur.

LIVEVOX
3

Investment Thesis

LIVEVOX

Massive Contact Center Software Market Rapidly Moving to Cloud

- Secular shift to underpenetrated cloud CCaaS providers
- Automation of manual labor spend
- Market evolving from voice-centric to Omnichannel, analytics and AI

TAM: **$27 Billion** Current — **$83 Billion** 2030+ Estimate

Differentiated Product Strategy

- Native Contact Center CRM sets LiveVox apart from peers
- Easy to integrate and low cost
- Strong compliance capabilities
- Attractive operating KPIs and NPS

KPIs: **115%** 4 Year Average Net Retention[1] — **7.0x** 4 Year Average LTV to CAC[1]

Multiple Levers for Growth

- Proven land and expand growth strategy
- Considerable whitespace within existing customers
- Accelerating investment in sales & marketing behind leading unit economics

Existing Customer Whitespace: **~2x** Product Expansion Opportunity — **~10x** Seat Count Opportunity

Compelling Initial Valuation

- LiveVox is priced at a significant discount to our closest competitor in Five9 and benchmark SaaS peers
- Predictable, recurring revenue business model

EV / 2021E Revenue



6.5x
13.8x
22.9x
LiveVox
Peer Group
Five9

Growth Adjusted[2] EV / 2021E Revenue



0.2x
0.7x
1.0x
LiveVox
Peer Group
Five9

(1)Represents average from 2017-2020.
(2)Growth adjusted by dividing by 2020A to 2022E Revenue CAGR.
Source: Magellan Solutions Call Center Benchmarking Report, McKinsey.

LIVEVOX
4

Transaction Rationale

LIVEVOX

	2014 Golden Gate Acquisition	Today
Product Functionality	Cloud-Based Outbound	Voice: Inbound / Outbound Omnichannel Contact Center CRM/WFO AI
Use Cases	Accounts Receivables Management	Customer Care Tele-sales Accounts Receivable Management (ARM) Blended inbound/outbound customer interactions
Target Customers	Collections Agencies	BPO Enterprise Fortune 1000 Financial Institutions
Served TAM (% of ~$27B TAM)	$1B *(4% of TAM)*	$19B *(70% of TAM)*
Revenue Growth	11%	20%+
Net Retention	88%	115% (Average)[1]

LiveVox's product investments have evolved the platform from a cloud-based dialer to a full-suite offering, expanding its Served TAM ~20x since Golden Gate's investment

Source: Magellan Solutions Call Center Benchmarking Report, McKinsey.
(1) Represents average of 2017-2020.

LIVEVOX 5

CCaaS 2.0 Platform is Easy to Deploy and Translates into Lower Total Cost of Ownership for Customers



Existing LiveVox solutions
Pre-configured integrations
amazon.com
Google
NUANCE
salesforce
CALABRIO
VERINT
zendesk
now
NICE
Voice
Omnichannel
Artificial Intelligence
Performance Analytics
Quality Management
Workforce Management
Ticketing
Contact Mgr
LAD
Omnichannel/AI
LIVEVOX
Modern
Contact Center CRM
Modern
WFO

LiveVox's platform integrates Omnichannel, Contact Center CRM, WFO and AI in a single pane of glass

- ✓ "Cloud from the beginning": 100% multi-tenant platform with a modern user experience
- ✓ Scalable architecture to support enterprise-grade deployments (with some customers over 3,000 concurrent seats)
- ✓ Voice, Omnichannel and AI are integrated and enable consistent platform-wide reporting and analysis
- ✓ Contact Center CRM acts as a data integration tool that complements existing solutions (e.g. Salesforce) or can be deployed standalone
- ✓ Pre-configured features and functionality reduce cost and time to value for customers

LIVEVOX 6

Our Differentiated Approach to CRM Allows Customers to Unify Disparate Systems-of-Record at the Lowest TCO Salesforce is ~20% of the CRM market, however Integrating multiple CRMs is a complex project for IT departments but LiveVox’s native ~80% of enterprises use multiple systems of CRM unifies disparate, department-level systems of record to present a single view to record, which means that only 4% of the market the agent, without replacing existing CRMs; we provide great customer experience at uses Salesforce exclusively the lowest TCO $48B $10B 100% 90% 80% 70% Multiple 60% Other CRMs Systems 50% of Record 40% 30% 20% Salesforce 10% Salesforce Exclusive 0% CRM Market Salesforce Customers Other Vertical Specific Only 4% of Market Customer Systems of Record Salesforce Exclusive REPRESENTATIVE CRM INTEGRATIONS Source: Gartner; Company Survey Data. 7Our Differentiated Approach to CRM Allows Customers to Unify Disparate Systems-of-Record at the Lowest TCO Salesforce is ~20% of the CRM market, however Integrating multiple CRMs is a complex project for IT departments but LiveVox’s native ~80% of enterprises use multiple systems of CRM unifies disparate, department-level systems of record to present a single view to record, which means that only 4% of the market the agent, without replacing existing CRMs; we provide great customer experience at uses Salesforce exclusively the lowest TCO $48B $10B 100% 90% 80% 70% Multiple 60% Other CRMs Systems 50% of Record 40% 30% 20% Salesforce 10% Salesforce Exclusive 0% CRM Market Salesforce Customers Other Vertical Specific Only 4% of Market Customer Systems of Record Salesforce Exclusive REPRESENTATIVE CRM INTEGRATIONS Source: Gartner; Company Survey Data. 7

LiveVox's Differentiated Platform Makes It Easy to Deploy Pre-Integrated AI

LIVEVOX

Virtual Agents | *Workflow Management* | *Analytics* | *Agent Assistance* | *Chatbots*

	Traditional CCaaS Vendors	LIVEVOX
Implementation Process	Bespoke integration with disparate Contact Center CRM ecosystem required at each deployment	AI configured with LiveVox CRM out of the box leads to a highly scalable implementation process
Optimization Process	Labor intensive through addition of complex integration and custom code	AI optimized with LiveVox utilizing pre-integrated data sets and combination of consumer & operational outcomes
Estimated Average Cost	**$500K over 6 months**	**$50K over 3 weeks with Client Managed Optimization**

Source: LiveVox Customer Interviews; LiveVox Survey data.

LIVEVOX

8

Why LiveVox Wins

Account	Competitors	Why We Won
▪ Leading Bank	AVAYA	✓*Compliance* ✓*IVR capabilities* ✓*Reporting* ✓*Reliability* ✓*Total cost of ownership*
▪ Leading FinTech	CISCO	✓*Single pane of glass* ✓*Integrated data* ✓*Compliance*
▪ Leading Mortgage Provider	Five9	✓*Single pane of glass* ✓*Reliability* ✓*Integrated data* ✓*Ease of use* ✓*Compliance*
▪ Large Retailer	NICE inContact	✓*Single pane of glass* ✓*Compliance*
▪ Large Bank	GENESYS	✓*Single pane of glass* ✓*Integrated data* ✓*Compliance* ✓*Product flexibility* ✓*Ease of use* ✓*Total cost of ownership*

LiveVox Wins by Delivering Out-of-the-box Solutions to Complex Problems

LIVEVOX 9

Growth Strategy: Land & Expand Land New Logos Expand the Base Invest Behind an ~10x Seat Opportunity in Efficient Customer Existing Customer Base Acquisition Engine and 2x Product Opportunity 10Growth Strategy: Land & Expand Land New Logos Expand the Base Invest Behind an ~10x Seat Opportunity in Efficient Customer Existing Customer Base Acquisition Engine and 2x Product Opportunity 10

20x+ Whitespace Opportunity inside LiveVox's Installed Base

LIVEVOX

Within Existing Customer Base There is a Large Opportunity For....

Seat Expansion: ~10x Opportunity



~50k
~ 10x
~500k
Existing Customer Seats
Total Seats within Existing Customers

Product Expansion: ~2x Opportunity



~ $180
per agent /month
~2x
~ $330
per agent /month
Existing ARPU
Total ARPU

$ 2 Billion+ Whitespace Opportunity

Source: Company estimates.

LIVEVOX
11

Classic SaaS Selling Motion for Upsell and Cross-Sell

LIVEVOX

Platform Features



Platform Features
General
Encrypted Fields
Trusted Partners
Channels
Voice Channel
SMS Channel
Email Channel
Chat Channel
WFO
Agent Scheduling
Advanced Agent Scheduling
Assessor
Work Queue
E-Learning
Speech IQ
Speech Analytics
Advanced TTS
Transcribe All Calls
Sentiment Analyze All Calls
Recording
Call Recording
Screen Recording
Enhanced Call Recording Storage
Enhanced Screen Recording Storage
Analytics
BI Analytics
CPaaS (Cloud IVR)
API
Contact Management
PDAS
Accounts
Designer
Customer Care
Ticketing
Knowledge Base
UCaaS
Emergency Services
Meetings
Chat

LiveVox makes new feature activation easy for its customers

LiveVox provides clients with the ability to add desired modules to any part of their Contact Centers, giving flexibility and financial prudence to decisions

LIVEVOX

12

Accelerating Sales and Marketing Investment to Seize the Opportunity Ahead of LiveVox

LIVEVOX

S&M Investment over Time

Marketing investment started in 2019 and accelerated in 2021 and 2022


FY19A
FY20A
FY21E
FY22E

Quota Carrying Reps

Marketing investment set the stage to grow QCR in line with revenue


FY19A
FY20A
FY21E
FY22E

Areas of Investment

- Net new Hunters and Farmers
- Challenger methodology
- AE productivity software
- Lead-generating rep capacity and skill upgrade
- Increased pay-per-click and social advertising
- Incremental investment in branding
- PR and industry analyst activity
- Channel development

LIVEVOX
13

Financials and Q1 2021 Business UpdateFinancials and Q1 2021 Business Update

Expected 25%+ Growth, with Strong Revenue Visibility Strong Projected Revenue Growth 95% Visibility into 2021E Revenue $ in millions $8mm Usage, $129 Million $163 $7mm New Seasonality & Opportunities COVID Recovery $129 Net of Churn and $6mm Booked Downsells Revenue $103 in Backlog $108mm Run-Rate Revenue Entering 2021E FY20A FY21E FY22E FY 21E Projected Revenue Expanding Gross Margin Re-Investing EBITDA in Growth $ in millions $ in millions % Margin % Margin 65% 66% 67% 8% 0% 2% Re-investing profits to drive incremental sales and gross profit growth $109 $85 $8 $67 $3 $0 FY20A FY21E FY22E F FY2 Y20A 0E F FY2 Y21E 1E F FY2 Y22E 2E 15Expected 25%+ Growth, with Strong Revenue Visibility Strong Projected Revenue Growth 95% Visibility into 2021E Revenue $ in millions $8mm Usage, $129 Million $163 $7mm New Seasonality & Opportunities COVID Recovery $129 Net of Churn and $6mm Booked Downsells Revenue $103 in Backlog $108mm Run-Rate Revenue Entering 2021E FY20A FY21E FY22E FY 21E Projected Revenue Expanding Gross Margin Re-Investing EBITDA in Growth $ in millions $ in millions % Margin % Margin 65% 66% 67% 8% 0% 2% Re-investing profits to drive incremental sales and gross profit growth $109 $85 $8 $67 $3 $0 FY20A FY21E FY22E F FY2 Y20A 0E F FY2 Y21E 1E F FY2 Y22E 2E 15

Business Update

LIVEVOX

Q1 Update	• **Q1 Bookings Exceeded Plan:** 119% Growth YoY and 107% of plan • **Strong Execution on Expanding Go To Market Capacity:** Marketing lead generation, sales team hiring, and channel partnership development efforts all tracking on or ahead of plan • **Revenue on Plan:** Q1 contracted revenue +23% YoY (102% of plan); usage rates remain below historical norms due to the pace of the COVID recovery
Outlook	• **Reiterating Guidance:** Revenue on track for $129 million for 2021 and $163 million for 2022 • **Contracted Revenue is Accelerating:** 25% contracted growth forecast for 2021, higher growth rate projected for contracted revenue in 2022 • **Usage Expected to Normalize as COVID Fades:** End of direct-to-consumer stimulus and collections forbearances along with a general return to normal economic activity • **Potential for Usage-Driven Upside to 2022 Plan:** 1.4x usage multiplier(1) assumed in revenue plan of $163 million (consistent with LTM COVID-Affected Period and less than 1.5x+ pre-COVID)
Governance and Leadership	• **Adding High Quality, Independent Board Members:** Leslie Campbell (Board member at Coupa and PetMed Express), Susan Morisato (Former President – Insurance Solutions, United Health Care) and Kathleen Pai (Chief People Officer, SolarWinds / N-Able) • **Added Dedicated IR Professional:** Alexis Waadt joined in April from Qualcomm and brings 20+ years of experience

Shareholder Vote Scheduled for June 16

(1) Usage multiplier defined as total revenue divided by contracted revenue.

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16

Go To Market: Q1 '21 Bookings Ahead of Plan

LIVEVOX

Key Sales Metrics

Strong YoY Growth	*119% New Bookings Growth YoY*
Bookings Ahead of Plan	*107% Bookings Attainment Relative To Plan*

Key Enablers Of Momentum

- *Accelerating demand for non-voice and analytics products*
- *Continued optimization of product capabilities and packaging*
- *Substantial go to market investment*

Broad-based outperformance of Q1 '21 bookings plan positions LiveVox well to achieve its 2021 contracted revenue plan

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17

Go to Market: Key Initiatives Tracking Toward Plan Marketing: Direct Sales: Channel Sales: Lead Generation Ahead Significant Increase in Quota Strong Momentum With New of Plan Capacity Partners Q1 Marketing Qualified Leads (“MQLs”) YoY Growth in Quota Carrying Attainment Relative To Plan Headcount 4,500 sub-agents 3,000+ independent sales partners We have made significant progress against all KPIs required for us to achieve our 2021 and 2022 bookings plans 18Go to Market: Key Initiatives Tracking Toward Plan Marketing: Direct Sales: Channel Sales: Lead Generation Ahead Significant Increase in Quota Strong Momentum With New of Plan Capacity Partners Q1 Marketing Qualified Leads (“MQLs”) YoY Growth in Quota Carrying Attainment Relative To Plan Headcount 4,500 sub-agents 3,000+ independent sales partners We have made significant progress against all KPIs required for us to achieve our 2021 and 2022 bookings plans 18

Reminder: Two-Pronged Revenue Model

Components	Overview	Key Metrics
Contracted Revenue *(~2/3)*	Contracted revenue is a combination of **(1) per-seat per month fees**, and **(2) minimum contracted usage billing that is billed regardless of consumption every month**	• **Bookings**
Usage Revenue *(~1/3)*	Usage revenue is billed for customer consumption above their contracted minimum. Premium pricing applies to usage revenue.	• **Usage Multiplier (Total Revenue / Contracted Revenue)**

Usage component is a strategic selling tool for landing and expanding with clients

Note: Usage includes immaterial amounts of other revenue including professional services.

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19

Revenue: Q1 Results on Plan Based on Strong Contracted Revenue Growth

LIVEVOX

Outperformance on Contracted (+23% YoY)

($ in millions)	Q1 '21 Actual		Q1 '21 Plan		%
	$	Growth YoY	$	Growth YoY	Of Plan
Contracted Revenue	$ 20.8	23%	$ 20.4	21%	102%
Usage Revenue	$ 7.2	-25%	$ 7.5	-22%	96%
Total Revenue	$ 27.9	5%	$ 27.9	5%	100%
Usage Multiplier	1.3x		1.4x		

COVID Driving Usage Below Historical Levels

- **Repeated Stimulus:** Collections activities were completed in record times given excess cash delivered to consumers, reducing overall platform usage
- **Collections Forbearances:** Student loans and mortgages at the federal level; private lenders have reduced collections activity in parallel

We continue to deliver above plan contracted revenue and expect usage to return to historical levels as COVID abates and the economy returns to normal

Note: Usage includes immaterial amounts of other revenue including professional services.

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20

Contracted: Reacceleration After a COVID-Driven Slowdown in 2020 Contracted Revenue (Trailing 8 Quarters) COVID Strong bookings supports continued acceleration of contracted revenue 21Contracted: Reacceleration After a COVID-Driven Slowdown in 2020 Contracted Revenue (Trailing 8 Quarters) COVID Strong bookings supports continued acceleration of contracted revenue 21

Usage: Historically Stable Usage Multiplier Expected to Recover Post-COVID Total Revenue (Trailing 8 Quarters) Pre-COVID: COVID: Usage Multiplier consistently 1.5x+ Usage Multiplier at lowest levels in Company history Note: Usage includes immaterial amounts of other revenue including professional services. 22Usage: Historically Stable Usage Multiplier Expected to Recover Post-COVID Total Revenue (Trailing 8 Quarters) Pre-COVID: COVID: Usage Multiplier consistently 1.5x+ Usage Multiplier at lowest levels in Company history Note: Usage includes immaterial amounts of other revenue including professional services. 22

Contracted: Growth is Accelerating Annual Contracted Revenue Actual Forecast LiveVox is tracking on plan for 2021 and 2022 contracted revenue projections 23Contracted: Growth is Accelerating Annual Contracted Revenue Actual Forecast LiveVox is tracking on plan for 2021 and 2022 contracted revenue projections 23

Usage: On Track for Full Year Plan Despite Pace of COVID Recovery 2021 Revenue Forecast Key Assumptions Supporting Forecast Contracted • $4M revenue go-get to achieve contracted plan (95% visibility) Growth • No additional direct-to-consumer stimulus • Stimulus-driven high consumer savings rates revert to mean throughout the year on the Usage back of strong spending Multiplier • Usage ramps throughout the year in response to normalized consumer credit environment Contracted revenue has reaccelerated; usage recovery is still in early innings Note: Usage includes immaterial amounts of other revenue including professional services. 24Usage: On Track for Full Year Plan Despite Pace of COVID Recovery 2021 Revenue Forecast Key Assumptions Supporting Forecast Contracted • $4M revenue go-get to achieve contracted plan (95% visibility) Growth • No additional direct-to-consumer stimulus • Stimulus-driven high consumer savings rates revert to mean throughout the year on the Usage back of strong spending Multiplier • Usage ramps throughout the year in response to normalized consumer credit environment Contracted revenue has reaccelerated; usage recovery is still in early innings Note: Usage includes immaterial amounts of other revenue including professional services. 24

2022 Outlook: A “Return to Normal” Provides Upside Potential Current 2022 Illustrative 2022 Revenue Revenue Forecast Assuming 2019 Average Usage Multiplier 1 1 We believe that platform usage will return to historical levels as COVID abates, stimulus exits the system, and global economic activity returns to normal (1) YoY Growth for 2022 is calculated relative to $129M 2021 Plan. Note: Usage includes immaterial amounts of other revenue including professional services. 252022 Outlook: A “Return to Normal” Provides Upside Potential Current 2022 Illustrative 2022 Revenue Revenue Forecast Assuming 2019 Average Usage Multiplier 1 1 We believe that platform usage will return to historical levels as COVID abates, stimulus exits the system, and global economic activity returns to normal (1) YoY Growth for 2022 is calculated relative to $129M 2021 Plan. Note: Usage includes immaterial amounts of other revenue including professional services. 25

Long-Term Operating Model Long- Term % of Revenue 2017 2018 2019 2020 Model Leverage on fixed cost Gross Margin 61% 61% 63% 65% 75%+ base as revenue grows Continued investment S&M 25% 19% 23% 26% ~30-35% to drive topline growth Product-driven company requires R&D 15% 16% 16% 19% ~15% continued investment Economies of scale G&A 14% 12% 11% 12% ~5% Adjusted 7% 14% 14% 8% ~20%+ EBITDA 26Long-Term Operating Model Long- Term % of Revenue 2017 2018 2019 2020 Model Leverage on fixed cost Gross Margin 61% 61% 63% 65% 75%+ base as revenue grows Continued investment S&M 25% 19% 23% 26% ~30-35% to drive topline growth Product-driven company requires R&D 15% 16% 16% 19% ~15% continued investment Economies of scale G&A 14% 12% 11% 12% ~5% Adjusted 7% 14% 14% 8% ~20%+ EBITDA 26

Concluding Highlights 1 TAM § Market tripling in the next 10 years or sooner § Secular growth despite COVID pull-forward § Product set to address whole TAM Differentiated Technology Platform 2 § Approach to data management and Contact Center CRM § Fully integrated across Omnichannel, AI, WFO, Contact Center CRM § Implantation and TCO advantage Differentiated GTM 3 § Ability to generate more pipeline § Higher conversion rates § Shorter sales cycles 4 Poised to Grow § Rapid success of new products § Ready to go GTM Strategy § Model rotation past tipping point 27Concluding Highlights 1 TAM § Market tripling in the next 10 years or sooner § Secular growth despite COVID pull-forward § Product set to address whole TAM Differentiated Technology Platform 2 § Approach to data management and Contact Center CRM § Fully integrated across Omnichannel, AI, WFO, Contact Center CRM § Implantation and TCO advantage Differentiated GTM 3 § Ability to generate more pipeline § Higher conversion rates § Shorter sales cycles 4 Poised to Grow § Rapid success of new products § Ready to go GTM Strategy § Model rotation past tipping point 27

Appendix A: Valuation OverviewAppendix A: Valuation Overview

LiveVox Compares Favorably Against Public Peers Based on Leading KPIs

LIVEVOX

		LIVEVOX	Five9	NICE	RingCentral	zendesk	LIVEPERSON
Operational Metrics	Enterprise Value ($B)	$ 0.84	$ 12.6	$ 13.5	$ 25.5	$ 17.5	$ 3.9
	No. of Customers	325	2,000	25,000	400,000	164,200	18,000
	LTM Revenue per Customer (000s)	$ 317	$ 200	$ 65	$ 3	$ 6	$ 19
	Primary Offering	CCaaS	CCaaS	CC, Financial Crime	UCaaS	Support	Messaging Cloud
Leading KPIs	CAC	1.2 x	~1 x	~3 x	~2 x	~2 x	~2 x
	LTV to CAC	7.0 x [1] *(Average)*	~6 x *(Enterprise)* ~2 x *(Commercial)*	~2 x	~4 x	~3 x	~4 x
	Net Dollar Retention	115 % [1] *(Average)*	117%	Not disclosed	Not disclosed	111 %	>105 to 115% *Mid-Market / Enterprise*
Financial Metrics	2020 Revenue ($M)	$ 103	$ 435	$ 1,657	$ 1,184	$ 1,030	$ 367
	2021E Revenue Growth	26 %	27 %	10 %	27 %	27 %	27 %
	CY21E EBITDA Margin	0 %	17 %	34 %	14 %	10 %	8 %

Source: Market Data as of 26-May-2021, publicly available equity research reports, Company public filings.
(1) Represents average of 2017-2020.

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29

Valuation at an Attractive Discount to Public Comparables on 2021… EV / 2021E Revenue 22.9x Average: 13.8x 17.0x 13.3x 8.4x 6.5x 7.4x Growth Adjusted EV / 2021E Revenue (‘20 to ‘22 CAGR) 1.0 x Average: 0.7x 0.7 x 0.7 x 0.5 x 0.2 x 0.3 x Source: Market Data as of 26-May-2021, Wall Street research, Company public filings. 30Valuation at an Attractive Discount to Public Comparables on 2021… EV / 2021E Revenue 22.9x Average: 13.8x 17.0x 13.3x 8.4x 6.5x 7.4x Growth Adjusted EV / 2021E Revenue (‘20 to ‘22 CAGR) 1.0 x Average: 0.7x 0.7 x 0.7 x 0.5 x 0.2 x 0.3 x Source: Market Data as of 26-May-2021, Wall Street research, Company public filings. 30

… and 2022 Revenue Estimates EV / 2022E Revenue 19.4x Average: 11.5x 13.7x 10.6x 6.7x 6.8x 5.2x Growth Adjusted EV / 2022E Revenue (‘20 to ‘22 CAGR) 0.9 x Average: 0.5x 0.7 x 0.5 x 0.4 x 0.2 x 0.3 x Source: Market Data as of 26-May-2021, Wall Street research, Company public filings. 31… and 2022 Revenue Estimates EV / 2022E Revenue 19.4x Average: 11.5x 13.7x 10.6x 6.7x 6.8x 5.2x Growth Adjusted EV / 2022E Revenue (‘20 to ‘22 CAGR) 0.9 x Average: 0.5x 0.7 x 0.5 x 0.4 x 0.2 x 0.3 x Source: Market Data as of 26-May-2021, Wall Street research, Company public filings. 31

Strong Sales Efficiency Less More CAC Benchmarking | LiveVox vs. Peers Favorable Favorable LiveVox CAC 7.0x $ in millions New Revenue Added Sales and Marketing $ 27 6.0x CAC $ 23 $ 22 $ 22 $ 21 $ 16 $ 15 $ 15 5.0x 1.2x 0.9x 0.9x 0.7x 4.0x 2017 2018 2019 2020 3.0x 2.0x 1.0x 0.0x Source: Wall Street Research, Company public filings. 32Strong Sales Efficiency Less More CAC Benchmarking | LiveVox vs. Peers Favorable Favorable LiveVox CAC 7.0x $ in millions New Revenue Added Sales and Marketing $ 27 6.0x CAC $ 23 $ 22 $ 22 $ 21 $ 16 $ 15 $ 15 5.0x 1.2x 0.9x 0.9x 0.7x 4.0x 2017 2018 2019 2020 3.0x 2.0x 1.0x 0.0x Source: Wall Street Research, Company public filings. 32

Strong Retention Driven by Considerable Upsell Less More Net Dollar Retention Benchmarking | LiveVox vs. Peers Favorable Favorable LiveVox Net Dollar Retention 115% 120% 119% 1 114% (Average) 145% 106% 135% 125% 2017 2018 2019 2020 115% 105% 95% 85% Source: Wall Street Research, Company public filings. (1) Represents average of 2017-2020 33Strong Retention Driven by Considerable Upsell Less More Net Dollar Retention Benchmarking | LiveVox vs. Peers Favorable Favorable LiveVox Net Dollar Retention 115% 120% 119% 1 114% (Average) 145% 106% 135% 125% 2017 2018 2019 2020 115% 105% 95% 85% Source: Wall Street Research, Company public filings. (1) Represents average of 2017-2020 33

Large Land & Expand Opportunity through Strong LTV to CAC Less More LTV to CAC Benchmarking | LiveVox vs. Peers Favorable Favorable 18.0x LiveVox LTV to CAC (Average) 11.6 x 16.0x 7.0 x 14.0x 12.0x All Customers $1mm+… $1mm+ All Customers Customers 10.0x 8.0x 6.0x 4.0x 2.0x 0.0x Source: Wall Street Research, Company public filings. Note: LTV calculated as subscription gross margin divided by gross churn. CAC is calculated as trailing twelve months S&M expense divided by quarter 0 subscription revenue annualized less quarter 4 subscription revenue annualized. Average represents 2017-2020. 34Large Land & Expand Opportunity through Strong LTV to CAC Less More LTV to CAC Benchmarking | LiveVox vs. Peers Favorable Favorable 18.0x LiveVox LTV to CAC (Average) 11.6 x 16.0x 7.0 x 14.0x 12.0x All Customers $1mm+… $1mm+ All Customers Customers 10.0x 8.0x 6.0x 4.0x 2.0x 0.0x Source: Wall Street Research, Company public filings. Note: LTV calculated as subscription gross margin divided by gross churn. CAC is calculated as trailing twelve months S&M expense divided by quarter 0 subscription revenue annualized less quarter 4 subscription revenue annualized. Average represents 2017-2020. 34

Appendix B: LiveVox Supplemental OverviewAppendix B: LiveVox Supplemental Overview

LiveVox Leadership

LIVEVOX

LiveVox Leadership Team

Louis Summe
CEO and Co-Founder



LIVEVOX
EDS
Merck-Medco
Physicians' Online

Experience: 25+ years

Gregg Clevenger
EVP, Chief Financial Officer



LIVEVOX
OPENTEXT | GXS
Morgan Stanley
mpower
ASPECT
PowerSchool

Experience: 30+ years

Nick Bandy
Chief Marketing Officer



LIVEVOX
speechIQ
IOVENTURES
MOXIE
PUBLICIS GROUPE

Experience: 30+ years

Erik Fowler
EVP, Worldwide Sales



LIVEVOX
ptc
SoundBite
GENESYS
BAE SYSTEMS

Experience: 25+ years

Crescent Acquisition Corp & Golden Gate Capital

Robert Beyer
Executive Chairman



CRESCENT
Crescent Acquisition Corp
TCW

Experience: 35+ years

Boards:
Allstate
Kroger
Jefferies
TCW

Rishi Chandna
Managing Director



GOLDEN GATE CAPITAL
BAIN & COMPANY

Experience: 20+ years

Boards:
infor
2020
ExLibris
ENSEMBLE
bmc
VECTOR
neustar
LIVEVOX

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36

$80+ Billion Opportunity That is in the Early Innings of a Shift to the Cloud

LIVEVOX

Current TAM is a Fraction of the Long-Term Opportunity

Contact Center Software TAM



$250 Billion
Total CC Labor Spend
McKinsey believes that 22% of $250B Contact Center labor market will be automated by 2030
Expected to be almost 100% cloud, playing to LiveVox's strengths
19% Cloud Penetration
$27 Billion
$5 Billion Cloud
$83 Billion+
2020
2030+

Source: Magellan Solutions Call Center Benchmarking Report, McKinsey.

Cloud Drivers

- **Digital transformation of the Enterprise**
- **AI driven analytics** increasingly used to support workflow and agents
- **Automation** of manual labor

Friction Points to Cloud Adoption

- **Data Integration:** Many siloed channels, applications, and data
- **Risk Mitigation:** Security and compliance
- **Investments in Legacy Infrastructure:** 5+ year upgrade cycles

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37

Strong Heritage of Technology Innovation Culminating in a CCaaS 2.0 Platform

LIVEVOX

Public Cloud

2000
- *Industry's 1st contact center focused Contact Center CRM, all built in the cloud*
- Outbound Campaigns

2014
- *Comprehensive voice solution launched*
- Inbound Contact Center
- Outbound Campaigns

2018
- *Full Omnichannel suite with email, SMS, chat & voice, pre-integrated with bot engines*
- Two-Way Messaging
- Inbound Contact Center
- Outbound Campaigns

2019
- *AI-enabled WFO and tuck-in M&A*
- Speech Analytics
- Two-Way Messaging
- Inbound Contact Center
- Outbound Campaigns

2020
- *Full CCaaS 2.0 Platform*
- Cloud IVR / Virtual Assistant
- Speech Analytics
- Two-Way Messaging
- Inbound Contact Center
- Outbound Campaigns

20 years of development have led to significant platform evolution over the past 3 years, helping shift LiveVox into a full CCaaS 2.0 platform with Omnichannel, WFO, analytics and AI

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38

LiveVox's Omnichannel Capabilities Enable Enterprises to Engage in Customers' Channel of Choice

LIVEVOX

VOICE IVR	AI VIRTUAL AGENT	EMAIL	TEXT or WEB CHAT	OUTBOUND CALL
Inbound / Outbound IVR	Easy to incorporate Virtual Agents with <u>a no-code AI bot</u>	Easy to configure HTML templates enable a unified look and feel	Customers or agents initiate chat sessions proactively and immediately when the need arises	Inbound / Outbound IVR


1-Billing
2-Claim Status
3-Speak to an Agent

- Customer dials the 800# and uses the interactive voice response ("IVR") to speak with an Agent
- Agent researches status of a claim and verifies email address and permission to follow up
- Customer receives an automated email confirming the call with an option to Text/SMS for status
- Customer texts and receives an automated response confirming claim has been processed
- LiveVox system has permission to call best and preferred number, to verify closure and offer to assist with anything else

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39

What is LiveVox's Cloud-Native WFO?

LIVEVOX

LiveVox WFO

Performance Analytics | *Speech Analytics* | *Quality Management* | *Agent Scheduling* | *Call & Screen Recording* | *Customer Satisfaction*

LiveVox provides a lightweight but full featured WFO offering that meets the needs of less mature contact center operations

Customers that demand best of breed WFO can integrate with other vendors (NICE, Verint)

Fully integrated into the CCaaS 2.0 platform for easy and fast deployment at the lowest TCO

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40

Pre-Integrated AI Capabilities Within the CCaaS 2.0 Platform

LIVEVOX

LIVEVOX
Data-Powered AI

Virtual Agents

Integrated Virtual Agents Provide Consumers Self-Service Options Utilizing CRM Data

Workflow Management

Optimize flow of customer inquiries based on consumer intent and agent availability

Analytics

Set-Up and manage machine learning models to optimize contact center performance

Agent Assistance

Guide agents to ideal customer outcomes and ensure accuracy and compliance during every interaction

Chatbots

Optimize messaging conversations and provide responses to customer intents

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41

Moving from Collections to BPO/Enterprise Across a Variety of Industries 2016 2017 2018 2019 2020 Top 3 Media Top 10 Global Top 5 BPO Top 3 Cruise Line Top 20 Bank Company Fintech Top 10 BPO Top 10 Retailer Top 100 Bank Top 5 Bank Top 5 Bank Top 25 BPO Top 25 Retailer Top 10 BPO Top 25 Bank Top 35 Bank Top 35 Bank Top 65 BPO Top 75 Bank Top 35 Retailer BPO Bank Media Cruise Line Fintech Retail Note: Client ranking based on publicly available data. 42Moving from Collections to BPO/Enterprise Across a Variety of Industries 2016 2017 2018 2019 2020 Top 3 Media Top 10 Global Top 5 BPO Top 3 Cruise Line Top 20 Bank Company Fintech Top 10 BPO Top 10 Retailer Top 100 Bank Top 5 Bank Top 5 Bank Top 25 BPO Top 25 Retailer Top 10 BPO Top 25 Bank Top 35 Bank Top 35 Bank Top 65 BPO Top 75 Bank Top 35 Retailer BPO Bank Media Cruise Line Fintech Retail Note: Client ranking based on publicly available data. 42

Appendix C: Growth and Go-to-Market OverviewAppendix C: Growth and Go-to-Market Overview

Enabling Next-Gen Cloud Contact Center Experiences through **CCaaS 2.0**

We seamlessly integrate Omnichannel Communications, Contact Center CRM, and Workforce Optimization, along with AI, to create better customer experiences and improve agent performance

Who are our customers?

- BPOs
- Enterprises
- Collection Agencies

What are our offerings?

- Omnichannel / AI
- Contact Center CRM
- Workforce Optimization

LIVEVOX

Installed Base of Highly Satisfied Enterprise Customers 90%+ of Revenue from Strong NPS Enterprise Deployments 8% 54 47 We have customers with over 3,000 concurrent seats 38 92 % Revenue from customers with >50 seat count 25 25 Revenue from customers with <50 seat count ü 15 23 Customers Contributing 13 11 >$1 million ARR ü 51% of ARR from customers with >$1 million annual spend ü 72% of ARR from customers with >$500K annual spend Source: Customer Guru 45Installed Base of Highly Satisfied Enterprise Customers 90%+ of Revenue from Strong NPS Enterprise Deployments 8% 54 47 We have customers with over 3,000 concurrent seats 38 92 % Revenue from customers with >50 seat count 25 25 Revenue from customers with <50 seat count ü 15 23 Customers Contributing 13 11 >$1 million ARR ü 51% of ARR from customers with >$1 million annual spend ü 72% of ARR from customers with >$500K annual spend Source: Customer Guru 45

Strong Unit Economics 2 Net Retention CAC ($ in millions) LTV to CAC (Average) New Revenue Added 120% 119% Sales and Marketing 115% 114% 1 (Average) $ 27 CAC 11.6 x 106% $ 23 $ 22 $ 22 $ 21 $ 16 7.0 x $ 15 $ 15 1.2x 0.9x 0.9x 0.7x FY 17 FY 18 FY 19 FY20 FY 17 FY 18 FY 19 FY 20 All Customers $1mm+ Customers (1) Represents average of 2017-2020, which metrics management is using as a proxy to remove COVID impacts. (2) Represents average of 2017-2020. 46Strong Unit Economics 2 Net Retention CAC ($ in millions) LTV to CAC (Average) New Revenue Added 120% 119% Sales and Marketing 115% 114% 1 (Average) $ 27 CAC 11.6 x 106% $ 23 $ 22 $ 22 $ 21 $ 16 7.0 x $ 15 $ 15 1.2x 0.9x 0.9x 0.7x FY 17 FY 18 FY 19 FY20 FY 17 FY 18 FY 19 FY 20 All Customers $1mm+ Customers (1) Represents average of 2017-2020, which metrics management is using as a proxy to remove COVID impacts. (2) Represents average of 2017-2020. 46

Five Simple Bundles in our GTM and Great Demand Across an Intent-Based Strategy

LIVEVOX

New Customer Acquisition Strategy: 5 Flexible Bundled Offerings

Target Interest each year	*Client Needs...*	*...LiveVox Bundles*
25%	Inbound, CX, CRM, Agent Experience	Inbound Contact Center Bundle
5%	Compliance, Consent Tracking, OB Campaigns	Outbound Campaigns and Compliance Bundle
5%	Omnichannel, SMS, Email, Add Digital to Existing ACD	Omnichannel Bundle
15%	Automated Scoring, Compliance, Speech Analytics	Artificial Intelligence Bundle
30%	AI/Chatbots, IVR, Automation, Self-Service	IVR / Virtual Assistant

While our competitive set is primarily focused on 25% (inbound/platform) of prospects' interest in any given year, LiveVox bundles are focused on 80% of prospects' interest

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47

LiveVox's Go-To-Market Overview

LIVEVOX

Our Approach to Land & Expand



Land Customer With "Hunter"
Grow Account With "Farmer"
Account Reviews

	Land Customer With "Hunter"	Grow Account With "Farmer"	Account Reviews
Role	- Large enterprise: Contact centers with 250+ agents - Mid-Market: Contact centers with 50-249 agents	- Large enterprise: Contact centers with over 250+ agents - Mid-Market: Contact centers with 50-249 agents	- Solution Consultants and Technical Account Mangers support the Farmers in expansion
Impact	Direct sales team 100% focused on new logo generation and first year expansion	Dedicated team 100% focused on product expansion and upsell	Product-led business reviews lead to new product adoption and additional client growth

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48

Case Studies: Land & Expand Financial Services Client Retailer § Voice revenue doubles § Client’s Text, Email, and § Successful year over year Chat were previously all upsell of SMS § Non-voice products on separate solutions; and Email (Email, Messaging) LiveVox wins with § ~600 agents on adopted unified data model platform Q1 ‘19 Q1 ‘20 Q1 ’21 Q1 ‘17 Q1 ‘18 Q1 ‘19 Q1 ‘20 Q1 ’21 § LiveVox lands with § Messaging revenues § President wants all agents § LiveVox lands § Continued Voice products grow 4.3x as on a single pane of glass; U- with Voice expansion § ~200 agents on LiveVox takes share CRM rolled out to additional products of QM / platform in account Customer Care and § ~200 agents on WFO Collections Agents platform solutions § >1,000 agents on platform ~$1 mm ~$3.3 mm ~$600K ~$100K Q1 '17 Q1 '21E Q1 '19 Q1 '21E In each case, we landed with a department-level voice sale and expanded into a full-suite enterprise sale 49 Customer ARR Customer ARRCase Studies: Land & Expand Financial Services Client Retailer § Voice revenue doubles § Client’s Text, Email, and § Successful year over year Chat were previously all upsell of SMS § Non-voice products on separate solutions; and Email (Email, Messaging) LiveVox wins with § ~600 agents on adopted unified data model platform Q1 ‘19 Q1 ‘20 Q1 ’21 Q1 ‘17 Q1 ‘18 Q1 ‘19 Q1 ‘20 Q1 ’21 § LiveVox lands with § Messaging revenues § President wants all agents § LiveVox lands § Continued Voice products grow 4.3x as on a single pane of glass; U- with Voice expansion § ~200 agents on LiveVox takes share CRM rolled out to additional products of QM / platform in account Customer Care and § ~200 agents on WFO Collections Agents platform solutions § >1,000 agents on platform ~$1 mm ~$3.3 mm ~$600K ~$100K Q1 '17 Q1 '21E Q1 '19 Q1 '21E In each case, we landed with a department-level voice sale and expanded into a full-suite enterprise sale 49 Customer ARR Customer ARR

We are Investing in a Channel and Partner Ecosystem

LIVEVOX

Channel: Extend Reach Through New Master Agent Partnerships

Recently announced partnerships

TELARUS

INTELISYS
Independence. No limits.

4,500 sub-agents

3,000+ independent sales partners

Investing in channel is a focus area for LiveVox now that we are $100m+ in revenue

AI: AI Marketplace and Co-Marketing with Partners

LiveVox has an AI Marketplace and is focusing on partner integration interactions
aws
Dialogflow
OBSERVE·AI
snowfly
Prodigal
SmartAction
BALTO SOFTWARE
Instabot

Scale and simplify AI partner integration with partner portal and open APIs

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50

APPENDIX D: Supplemental Financial InformationAPPENDIX D: Supplemental Financial Information

Vast Majority of Our Revenue Comes From the Mid Market and Fortune 1000 Segments Product Suite and Sales Focus Has Been on Large Enterprises vs. SMB Market 100% Fortune 1000 Fortune 1000 80% 60% Mid-Market 40% Mid-Market 20% SMB SMB SMB 0% BPO Enterprise Collections Customer Engagement 4% 44% 52% % of TAM Source: The Waterstone Group 52 Mid Market Fortune 1000Vast Majority of Our Revenue Comes From the Mid Market and Fortune 1000 Segments Product Suite and Sales Focus Has Been on Large Enterprises vs. SMB Market 100% Fortune 1000 Fortune 1000 80% 60% Mid-Market 40% Mid-Market 20% SMB SMB SMB 0% BPO Enterprise Collections Customer Engagement 4% 44% 52% % of TAM Source: The Waterstone Group 52 Mid Market Fortune 1000

The Majority of Our Business is Now Customer Engagement Revenue in 2020 Overall Market 63% 96% 37% 4 % Collections BPO & Enterprise Source: The Waterstone Group 53The Majority of Our Business is Now Customer Engagement Revenue in 2020 Overall Market 63% 96% 37% 4 % Collections BPO & Enterprise Source: The Waterstone Group 53

Growing Success with New Products Drives Mix Shift to Customer Engagement Revenue; Bookings Have Already Rotated

LIVEVOX

Revenue By Segment


YoY % Growth
11%
26%
39 %
61 %
63 %
37 %
73 %
27 %
2015
2020
2022E
Collections
Customer Engagement

Minimum Annual Contract Value Bookings by Segment


41 %
59 %
78 %
22 %
91 %
9 %
2015
2020
2022E
Collections
Customer Engagement

Commentary

- Strong compliance product expertise built solid revenue base in Collections
- Growing proportion of new bookings and total revenue driven by Enterprise and BPO
- Accelerating growth in Enterprise and BPO revenue offsetting lower secular and COVID-related revenue growth rates in Collections
- Sales pipeline more closely resembles overall market proportion of Collections, Enterprise and BPO
- Revenue mix will continue to trend towards Customer Engagement

Note: 2015 run-rate includes known material churn / downsell.

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Contracted Revenue Has Grown Consistently over the Past 4 Years, Including through COVID-19; Usage Was Predictable Prior to Pandemic Quarterly ARR since 2017 Usage ARR Contracted ARR Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Usage % 51% 49% 45% 41% 43% 38% 34% 33% 35% 37% 36% 36% 37% 25% 28% 28% of Total 55Contracted Revenue Has Grown Consistently over the Past 4 Years, Including through COVID-19; Usage Was Predictable Prior to Pandemic Quarterly ARR since 2017 Usage ARR Contracted ARR Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Usage % 51% 49% 45% 41% 43% 38% 34% 33% 35% 37% 36% 36% 37% 25% 28% 28% of Total 55

GAAP Reconciliation
($ in millions)

Reconciliation Between GAAP Figures and Adjusted Figures

	2018A	2019A	2020A
GAAP Gross Margin	**$ 43.7**	**$ 54.5**	**$ 63.1**
(+) Adjustments	2.9	4.3	4.0
Adjusted Gross Margin	**$ 46.7**	**$ 58.9**	**$ 67.1**
% Revenue	*61 %*	*63 %*	*65 %*
GAAP Net Income	**$ 1.9**	**$(6.9)**	**$(4.3)**
(+) Net Interest Expense	3.3	3.3	3.9
(+) Income Taxes	0.4	0.1	0.2
(+) Depreciation & Amortization	4.6	4.9	6.1
(+/-) Other Items	0.1	(0.0)	0.2
GAAP Based EBITDA	**$ 10.4**	**$ 1.4**	**$ 6.0**
(+) Incentive Compensation Bonus	0.0	9.2	1.3
(+) Acquisition Fees	0.0	1.7	0.0
(+) Management & Board Fees	0.6	0.7	0.8
(+) Other Non-Recurring Expenses	0.0	0.2	0.0
(+) SPAC Expenses	0.0	0.0	0.4
Adjusted EBITDA	**$ 11.0**	**$ 13.3**	**$ 8.5**
(/) Pro Forma Revenue	**$ 77.2**	**$ 92.8**	**$ 102.5**
Adjusted EBITDA % Margin	*14 %*	*14 %*	*8 %*
Memo:			
Pro Forma Adjustments	$ 9.1	$ 20.2	$ 12.8

Note: Adjustments include: Interest, Taxes, Depreciation & Amortization, one-time non-recurring costs, non-cash costs, other costs unique to private company ownership and pre-acquisition financials for periods prior to GAAP consolidation. Note historical financials are not presented pro forma for the Transaction.

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GAAP Reconciliation
($ in millions)

Reconciliation Between GAAP Figures and Adjusted Figures

	2018A	2019A	2020A
GAAP Sales & Marketing Expense	**$ 15.9**	**$ 24.4**	**$ 29.0**
(+) Adjustments	(1.5)	(3.4)	(2.4)
Adjusted Sales & Marketing Expense	**$ 14.4**	**$ 21.0**	**$ 26.7**
% Revenue	*18.7 %*	*22.7 %*	*26.0 %*
GAAP Research & Development Expense	**$ 12.4**	**$ 16.6**	**$ 20.2**
(+) Adjustments	(0.1)	(2.0)	(0.3)
Adjusted Research & Development Expense	**$ 12.3**	**$ 14.6**	**$ 19.9**
% Revenue	*15.9 %*	*15.8 %*	*19.4 %*
GAAP General & Administrative Expense	**$ 9.7**	**$ 16.9**	**$ 14.0**
(+) Adjustments	(0.8)	(7.0)	(2.0)
Adjusted General & Administrative Expense	**$ 9.0**	**$ 10.0**	**$ 12.0**
% Revenue	*11.6 %*	*10.7 %*	*11.7 %*

Note: Adjustments include: Interest, Taxes, Depreciation & Amortization, one-time non-recurring costs, non-cash costs, other costs unique to private company ownership and pre-acquisition financials for periods prior to GAAP consolidation. Note historical financials are not presented pro forma for the Transaction.

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57

2020 Quarterly GAAP-Based Income Statement
($ in millions)

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2020 Quarterly Figures

	2020A Q1	2020A Q2	2020A Q3	2020A Q4
Revenue	$ 26.5	$ 22.5	$ 25.4	$ 28.1
(-) Cost of Sales	10.0	9.6	9.7	10.2
Gross Profit	**$ 16.5**	**$ 12.9**	**$ 15.7**	**$ 17.9**
Gross Margin	*62 %*	*57 %*	*62 %*	*64 %*
Sales & Marketing	$ 8.1	$ 7.0	$ 6.6	$ 7.4
General & Administrative	3.1	3.4	3.2	4.3
Research & Development	4.7	4.8	5.2	5.5
Total Operating Expenses	**$ 15.9**	**$ 15.1**	**$ 15.0**	**$ 17.1**
Income (loss) from Operations	**$ 0.6**	**$(2.2)**	**$ 0.8**	**$ 0.8**
Interest Expense, net	$ 1.0	$ 1.0	$ 1.0	$ 1.0
Other Expense, net	0.1	(0.1)	(0.0)	0.1
Pre-Tax Loss	**$(0.5)**	**$(3.2)**	**$(0.2)**	**$(0.3)**
Provision for (benefit from) Income Taxes	0.1	0.4	0.1	(0.3)
Net Income (loss)	**$(0.6)**	**$(3.5)**	**$(0.3)**	**$ 0.1**
Other Comprehensive Income (loss)	(0.1)	(0.0)	0.0	0.1
Comprehensive Income (loss)	(0.7)	(3.5)	(0.3)	0.2

	Q1	Q2	Q3	Q4
2019A Revenue	**$ 21.0**	**$ 22.4**	**$ 24.0**	**$ 25.3**
2020A Revenue	**$ 26.5**	**$ 22.5**	**$ 25.4**	**$ 28.1**

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2020 Quarterly GAAP-Based Balance Sheet
($ in millions)

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Assets

	2020A			
	Q1	Q2	Q3	Q4
Cash	$ 19.2	$ 20.4	$ 21.3	$ 18.1
Restricted Cash, Current	1.5	1.3	1.4	1.4
Accounts Receivable, Net	15.7	12.5	13.9	13.8
Deferred Sales Commissions, Current	1.1	1.2	1.4	1.5
Prepaid Expenses & Other	3.4	3.2	3.1	2.9
Total Current Assets	**$ 40.9**	**$ 38.7**	**$ 41.1**	**$ 37.7**
Property & Equipment, Net	$ 4.3	$ 3.9	$ 3.7	$ 3.5
Goodwill	47.5	47.5	47.5	47.5
Intangible Assets, Net	21.8	20.8	19.7	18.7
Operating Lease Right-of-Use Assets	3.7	3.4	4.2	3.9
Deposits and Other	0.2	0.2	0.2	2.7
Deferred Sales Commissions, Net of Current	2.4	2.6	3.2	3.2
Deferred Tax Asset	0.0	0.0	0.1	0.0
Restricted Cash, Net of Current	0.1	0.1	0.1	0.1
Total Assets	**$ 120.9**	**$ 117.2**	**$ 119.8**	**$ 117.2**

Liabilities & Stockholders' Equity

	2020A			
	Q1	Q2	Q3	Q4
Liabilities				
Current Liabilities				
Accounts Payable	$ 2.7	$ 1.7	$ 3.0	$ 3.5
Accrued Expenses	12.1	13.9	15.0	11.7
Deferred Revenue, Current	1.0	0.6	0.7	1.1
Term Loan, Current	1.2	1.3	1.4	1.4
Operating Lease Liabilities, Current	1.3	1.3	1.4	1.4
Finance Lease Liabilities, Current	0.7	0.6	0.5	0.4
Total Current Liabilities	**$ 19.0**	**$ 19.4**	**$ 21.9**	**$ 19.5**
Line of Credit	$ 4.7	$ 4.7	$ 4.7	$ 4.7
Term of Loan, Net of Current	55.6	55.3	54.9	54.6
Finance Leases Liabilities, Net of Current	0.2	0.1	0.1	0.0
Operating Lease Liabilities, Net of Current	3.2	2.9	3.4	3.1
Deferred Tax Liability, Net	0.2	0.0	0.0	0.2
Other Long-Term Liabilities	0.3	0.3	0.3	0.4
Deferred Revenue, Net of Current	0.1	0.2	0.2	0.2
Total Liabilities	**$ 83.2**	**$ 82.8**	**$ 85.6**	**$ 82.7**
Stockholders' Equity				
Common Stock	$ 0.0	$ 0.0	$ 0.0	$ 0.0
Additional Paid-In Capital	58.8	58.9	59.1	59.2
Accumulated Other Compr. Income (Loss)	(0.3)	(0.3)	(0.3)	(0.2)
Accumulated Deficit	(20.7)	(24.3)	(24.6)	(24.5)
Total Stockholder's Equity	**$ 37.7**	**$ 34.3**	**$ 34.2**	**$ 34.5**
Total Liabilities & Equity	**$ 120.9**	**$ 117.2**	**$ 119.8**	**$ 117.2**

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2020 Quarterly GAAP-Based Cash Flow Statement
($ in millions)

Cash Flow Provided by Operating Activities

	2020A			
	Q1	Q2	Q3	Q4
Net Income (Loss)	$(0.6)	$(3.5)	$(0.3)	$ 0.1
Adjustments to Net Income (Loss)	0.0	0.0	0.0	0.0
Depreciation and Amortization	0.5	0.5	0.5	0.5
Amortization of Intangible Assets	1.0	1.0	1.0	1.0
Amortization of Deferred Loans	0.0	0.0	0.0	0.0
Amortization of Deferred Sales	0.3	0.3	0.3	0.4
Non-cash Lease Expense	0.4	0.3	0.2	0.3
Stock Compensation Expense	0.2	0.2	0.2	0.1
Bad Debt Expense	0.6	0.4	(0.4)	0.0
Loss on Disposition of Asset	0.0	0.0	0.0	0.0
Deferred Income Tax Benefit	(0.1)	(0.2)	(0.1)	0.3
Changes in Assets and Liabilities				
Accounts Receivable	$ 0.1	$ 2.8	$(0.9)	$ 0.0
Other Assets	(0.7)	0.2	0.0	(2.2)
Deferred Sales Commissions	(0.3)	(0.6)	(1.1)	(0.5)
Accounts Payable	0.2	(1.0)	1.2	0.6
Accrued Expenses	(1.2)	1.8	1.1	(3.4)
Deferred Revenue	0.2	(0.3)	0.2	0.4
Operating Lease Liabilities	(0.3)	(0.3)	(0.3)	(0.4)
Other Long-term Liabilities	(0.0)	0.0	0.0	0.1
Net Cash From Operating Activities	**$ 0.4**	**$ 1.6**	**$ 1.6**	**$(2.6)**

Cash Flow Used in Investing Activities

	2020A			
	Q1	Q2	Q3	Q4
Purchases of Property & Equipment	$(0.2)	$(0.1)	$(0.2)	$(0.3)
Acquisition of Businesses	(0.1)	0.0	0.0	0.0
Net Cash Used in Investing Activities	**$(0.3)**	**$(0.0)**	**$(0.2)**	**$(0.3)**
Financing Activities				
Repayment on Loan Payable	$(0.3)	$(0.3)	$(0.3)	$(0.3)
Line of Credit Drawdown	4.7	0.0	0.0	0.0
Repayments on Finance Lease	(0.2)	(0.2)	(0.2)	(0.2)
Net Cash From Financing Activities	**$ 4.2**	**$(0.5)**	**$(0.5)**	**$(0.5)**
Foreign Currency Translation	(0.0)	(0.1)	(0.0)	0.1
Net Increase (Decrease) in Cash	**$ 4.3**	**$ 1.0**	**$ 1.0**	**$(3.2)**
Cash Beginning of Period	$ 16.5	$ 20.8	$ 21.8	$ 22.8
Cash End of Period	20.8	21.8	22.8	19.6

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